First Quarter 2024 Results May 9, 2024 Exhibit 99.2

2ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Cautionary Statements Forward-Looking Statements: This presentation and the accompanying webcast include “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the following: our expected financial performance and outlook, including our 2024 guidance; operators’ expected operating and financial performance, including production, deliveries, mine plans, environmental and feasibility studies, technical reports, mine facilities, estimates of mineral resources and reserves, developments relating to their properties and operations, and asset assessments; the timing of royalty payments and metal deliveries, including deferred amounts at Pueblo Viejo; and repayment of outstanding balances on our revolving line of credit. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a lower-price environment for gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; contractual issues involving our stream or royalty agreements; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; impact of health epidemics and pandemics; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including Item 1A. Risk Factors of our most recent Annual Report on Form 10-K. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward-looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted. Statement Regarding Third-Party Information: Certain information provided in this presentation, including production estimates, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties.

3ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Martin Raffield Senior Vice President, Operations Today’s Speakers Bill Heissenbuttel President and CEO Paul Libner Senior Vice President and CFO

4ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Q1 2024 Overview • Highlights • Revenue of $148.9M • Cash flow from operations of $138.3M • Net income of $47.2M, or $0.72/share • $0.91/share after adjustments1 • $26.3M dividends paid • Raised dividend for 23rd consecutive year • $100M repaid on revolving credit facility • Available liquidity of approximately $966M • Other notable developments • Additional Mount Milligan agreement with Centerra Gold Corp. • Repayment of Khoemacau loan facility by MMG Limited • Further $75M repaid on revolving credit facility after quarter end

5ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 69% 31% Q1 2024 Revenue GEOs2 of 71,900 $148.9M Royalty Segment $46.4M Stream Segment $102.5M -16% YoY Higher contribution from Cortez CC Zone and Peñasquito Lower contribution from Cortez Legacy Zone -11% YoY Higher contribution from Wassa and Xavantina Lower contribution from Mount Milligan and Pueblo Viejo

6ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Operator Updates3 Mount Milligan • Preliminary Economic Assessment underway to review mine life extension • Includes review of tailings capacity, exploration and site optimization • Target H1 2025 • 2024 guidance: 180,000 – 200,000 oz gold, 55 – 65M lb copper Pueblo Viejo • Plant expansion construction complete • Focus now on optimizing crushing/milling and flotation • Silver deliveries of 218,200 oz with additional 123,300 oz deferred in Q1 • 2024 guidance: 420,000 – 490,000 oz gold (Barrick 60% share) Cortez Complex • Goldrush officially opened • 2024 production of 130,000 oz, commercial production by 2026 • 24-year mine life with 400,000 oz/year by 2028 • 2024 guidance: 620,000 – 680,000 oz gold (100% basis)

7ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Operator Updates3 Andacollo • Drought conditions causing water use restrictions • Teck assessing mitigation steps • Solution expected in 2025 • 2024 guidance: 18,000 – 24,000 oz gold Peñasquito • Operating at full production levels after 2023 strike • Peñasco stripping continues; high ore contribution later in the year • 2024 guidance: 250,000 oz gold, 34M oz silver, 95k t lead, 245k t zinc Khoemacau • Transition of ownership to MMG complete • $37M repayment of loan facility received ($25M principal + $12M capitalized interest) • 2024 guidance: 1.2 – 1.4M oz silver (payable)

8ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Q1 2024 Revenue * LBMA PM fixing price for gold, LBMA daily fixing price for silver, LME settlement price for copper. Gold Silver Copper Others AVERAGE METAL PRICES* $1,890 $2,070 Q1 '23 Q1 '24 Gold $22.55 $23.34 Q1 '23 Q1 '24 Silver $4.05 $3.83 Q1 '23 Q1 '24 Copper +10% -5%+4% TOTAL REVENUE Q1 '23 Q1 '24 GOLD 75% Q1 2024 REVENUE BY METAL $148.9M $170.4M 9% 13% SILVER COPPER -13%

9ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Q1 2024 Financial Results • $148.9M revenue • $11.4M G&A • $38.8M DD&A, or $539/GEO2 • $4.6M interest expense • 36.4% effective tax rate • 18.9% excluding $13.0M discrete U.S. GILTI expense • $47.2M net income, or $0.72/share • $59.8M net income, or $0.91/share, adjusted1 to exclude: • $(13.0)M, or $(0.20)/share – discrete U.S. GILTI expense • $0.5M, or $0.01/share – fair value change in equity securities • $138.3M operating cash flow; includes: • $24.5M – cash consideration as part of additional Mount Milligan agreement • $12.0M – repayment of Khoemacau loan facility

10ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 March 31, 2024 Liquidity • $150M drawn on revolving credit facility at March 31, 2024 • $100M repayment made March 6, 2024 • Approximately $966M of liquidity available: • Revolving credit facility outstanding balance reduced to $75M after additional repayments: • $25M on April 8, 2024 • $50M on May 8, 2024 • No material financial commitments March 31, 2024 Amount (US$ M) Undrawn revolving credit facility 850 Working capital 116 Total available liquidity $966

11ROYAL GOLD, INC. | FIRST QUARTER 2024 RESULTS | MAY 9, 2024 Endnotes 1. Adjusted net income and adjusted net income per share are non-GAAP financial measures. See Schedule A to the accompanying press release dated May 8, 2024, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 3. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators.

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